Exhibit 99.1

Ryman Hospitality Properties, Inc. Closes Acquisition of Grande Lakes Orlando Resort and Updates 2026 Outlook

NASHVILLE, Tenn. (September 1, 2026) – Ryman Hospitality Properties, Inc. (NYSE: RHP) (“Ryman” or the “Company”), a lodging real estate investment trust (“REIT”) specializing in group-oriented, upscale convention center resorts and entertainment experiences, announced today it has closed the previously announced acquisition of Grande Lakes Orlando Resort (“Grande Lakes Orlando”) in Orlando, Florida.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “I want to thank the Ryman team for their dedication and execution in successfully completing this acquisition. I also want to recognize Trinity Investments for their collaboration throughout the transaction. The addition of Grande Lakes Orlando represents a compelling strategic fit for Ryman. This property expands our group customer rotation opportunities and further strengthens our position in the nation’s largest meetings market, which we believe will enhance our ability to generate sustainable growth and long-term shareholder value.”

Set on more than 400 acres, Grande Lakes Orlando is one of the largest resorts in the greater Orlando area and includes two hotels, a 1,010-room JW Marriott and a 582-room Ritz-Carlton. Grande Lakes Orlando features approximately 320,000 square feet of meeting and event space and an array of world-class amenities, including the Ritz-Carlton spa & fitness center; 14 food and beverage outlets; the Grande Lakes Waterpark; and a Greg Norman-designed 18-hole golf course at The Ritz-Carlton Golf & Tennis Club, home of the PNC Championship. The purchase price for the acquisition, subject to certain purchase price adjustments, totaled approximately $1.38 billion.

2026 Guidance

The Company is updating its 2026 business performance outlook to include the expected contribution from Grande Lakes Orlando based on information available as of September 1, 2026. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update or withdraw its full business outlook or any portion thereof at any time for any reason.

	Guidance Range			Prior Guidance Range
(in millions, except per share figures)	For Full Year 2026 (1)			Full Year 2026 (2)			Change to
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Same-store Hospitality RevPAR growth(3)	3.50%	4.50%	4.00%	3.50%	4.50%	4.00%	-%
Same-store Hospitality Total RevPAR growth(3)	3.50%	4.50%	4.00%	3.50%	4.50%	4.00%	-%

Operating income:
Hospitality (same-store) (3)	$484.5	$489.5	$487.0	$484.5	$489.5	$487.0	$-
JW Marriott Desert Ridge	35.0	37.0	36.0	35.0	37.0	36.0	-
Grande Lakes Orlando	11.0	14.0	12.5	N/A	N/A	N/A	12.5
Entertainment	74.8	79.5	77.1	74.8	79.5	77.1	-
Corporate and Other	(50.5)	(49.0)	(49.8)	(50.5)	(49.0)	(49.8)	-
Consolidated operating income	$554.8	$571.0	$562.9	$543.8	$557.0	$550.4	$12.5

Adjusted EBITDAre:
Hospitality (same-store) (3)	$728.0	$742.0	$735.0	$728.0	$742.0	$735.0	$-
JW Marriott Desert Ridge	69.0	73.0	71.0	69.0	73.0	71.0	-
Grande Lakes Orlando	30.0	35.0	32.5	N/A	N/A	N/A	32.5
Entertainment	120.0	130.0	125.0	120.0	130.0	125.0	-
Corporate and Other	(39.0)	(35.0)	(37.0)	(39.0)	(35.0)	(37.0)	-
Consolidated Adjusted EBITDAre	$908.0	$945.0	$926.5	$878.0	$910.0	$894.0	$32.5

Net income	$276.0	$283.5	$279.8	$280.5	$285.5	$283.0	$(3.3)
Net income available to common stockholders	$266.0	$271.5	$268.8	$270.5	$273.5	$272.0	$(3.3)

FFO available to common stockholders and unit holders	$580.0	$601.0	$590.5	$565.5	$582.0	$573.8	$16.8
Adjusted FFO available to common stockholders and unit holders	$606.8	$636.3	$621.5	$592.3	$616.8	$604.5	$17.0

Net income available to common stockholders per diluted share (4)	$3.90	$3.95	$3.93	$4.10	$4.11	$4.11	$(0.18)
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (4)	$8.90	$9.26	$9.08	$8.98	$9.28	$9.13	$(0.05)

Weighted average shares outstanding - diluted (4)	70.7	70.7	70.7	68.4	68.4	68.4	2.3
Weighted average shares and OP units outstanding - diluted (4)	71.1	71.1	71.1	68.8	68.8	68.8	2.3

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando, except as otherwise noted. Amounts are calculated based on unrounded numbers.

(2)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.

(3)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025 and Grande Lakes Orlando, which was acquired September 1, 2026.

(4)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unit holders to Net Income available to common stockholders, see “Reconciliation of Forward-Looking Statements.”

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in group-oriented, upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the Grande Lakes Orlando Resort, the JW Marriott Phoenix Desert Ridge Resort & Spa and the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to the Company’s Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 13,956 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns an approximate 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium; WSM 650 AM; Ole Red; Category 10; Nashville-area attractions; and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. OEG manages select outdoor live music venues, including Ascend Federal Credit Union Amphitheater in Nashville and CCNB Amphitheatre in Simpsonville, South Carolina. OEG also owns a majority interest in Southern Entertainment, a leading festival and events business. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the integration of Grande Lakes Orlando and the Company’s expectations for Grande Lakes Orlando, including the Company’s expectations regarding the revised guidance ranges for the full year 2026. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include the risks and uncertainties associated with the Company’s integration of Grande Lakes Orlando, the financial performance of Grande Lakes Orlando for the remainder of the 2026 calendar year, and ability to identify and capture strategic and operational benefits at Grande Lakes Orlando. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026, and subsequent filings, including the Current Report on Form 8-K on August 10, 2026. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate net income available to common stockholders margin by dividing GAAP consolidated net income available to common stockholders by GAAP consolidated total revenue. We calculate consolidated, segment or property-level operating income margin by dividing consolidated, segment or property-level GAAP operating income by consolidated, segment or property-level GAAP revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and

•	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of net income or operating income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest by GAAP consolidated total revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest and GAAP consolidated total revenue or segment or property-level GAAP revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	loss on extinguishment of debt;

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint ventures;

•	(gains) losses on other assets;

•	transaction costs of acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of our performance in addition to net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share/unit as Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our net income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income, operating income, or cash flow from operations.

Investor Relations Contacts:

Mark Fioravanti, President and Chief Executive Officer

(615) 316-6588

mfioravanti@rymanhp.com

Jennifer Hutcheson, Chief Financial Officer

(615) 316-6320

jhutcheson@rymanhp.com

Sarah Martin, Vice President, Investor Relations

(615) 316-6011

sarah.martin@rymanhp.com

Media Contact: Shannon Sullivan, Vice President, Corporate and Brand Communications (615) 316-6725 ssullivan@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$276,000	$283,500	$279,750
Provision for income taxes	12,500	14,500	13,500
Interest expense, net	262,250	269,500	265,875
Depreciation and amortization	325,500	339,000	332,250
EBITDAre	$876,250	$906,500	$891,375
Non-cash lease expense	2,750	4,000	3,375
Preopening costs	4,500	5,500	5,000
Equity-based compensation expense	15,000	17,000	16,000
Pension settlement charge	4,000	4,500	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Loss on extinguishment of debt	2,000	3,000	2,500
Adjusted EBITDAre	$908,000	$945,000	$926,500

Hospitality segment:
Operating income	$530,500	$540,500	$535,500
Depreciation and amortization	287,000	297,000	292,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$827,000	$850,000	$838,500

Hospitality segment (same-store)(2)
Operating income	$484,500	$489,500	$487,000
Depreciation and amortization	234,000	240,000	237,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$728,000	$742,000	$735,000

JW Marriott Desert Ridge
Operating income	$35,000	$37,000	$36,000
Depreciation and amortization	34,000	36,000	35,000
Adjusted EBITDAre	$69,000	$73,000	$71,000

Grande Lakes Orlando
Operating income	$11,000	$14,000	$12,500
Depreciation and amortization	19,000	21,000	20,000
Adjusted EBITDAre	$30,000	$35,000	$32,500

Entertainment segment:
Operating income	$74,750	$79,500	$77,125
Depreciation and amortization	36,500	39,500	38,000
Non-cash lease revenue	(250)	–	(125)
Preopening costs	4,500	5,500	5,000
Equity-based compensation	4,500	5,500	5,000
Adjusted EBITDAre	$120,000	$130,000	$125,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	4,000	4,500	4,250
Other gains and (losses), net	(5,000)	(4,500)	(4,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando, except as otherwise noted. Amounts are calculated based on unrounded numbers.

(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025 and Grande Lakes Orlando, which was acquired September 1, 2026.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$266,000	$271,500	$268,750
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$267,000	$273,500	$270,250
Depreciation and amortization	325,500	339,000	332,250
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$580,000	$601,000	$590,500
Right-of-use asset amortization	–	500	250
Non-cash lease expense	2,750	4,000	3,375
Pension settlement charge	4,000	4,500	4,250
Loss on extinguishment of debt	2,000	3,000	2,500
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	13,000	14,500	13,750
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	8,500	10,250	9,375
Adjusted FFO available to common stockholders and unit holders	$606,750	$636,250	$621,500

Net income available to common stockholders per diluted share (2)	$3.90	$3.95	$3.93
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.90	$9.26	$9.08

Estimated weighted average shares outstanding - diluted (in millions) (2)	70.7	70.7	70.7
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	71.1	71.1	71.1

(1)	Includes JW Marriott Desert Ridge and Grande Lakes Orlando. Amounts are calculated based on unrounded numbers.

(2)	Includes the impact of approximately 5.9 million shares issued August 12, 2026. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$266,000	$271,500	$268,750
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$276,000	$279,500	$277,750

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	70.7	70.7	70.7

Diluted income per share available to common stockholders	$3.90	$3.95	$3.93

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$606,750	$636,250	$621,500
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$632,750	$658,250	$645,500

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	71.1	71.1	71.1

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.90	$9.26	$9.08

(1)	Includes the impact of approximately 5.9 million shares issued August 12, 2026. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$280,500	$285,500	$283,000
Provision for income taxes	13,000	14,500	13,750
Interest expense, net	246,250	253,500	249,875
Depreciation and amortization	306,500	318,000	312,250
EBITDAre	$846,250	$871,500	$858,875
Non-cash lease expense	2,750	4,000	3,375
Preopening costs	4,500	5,500	5,000
Equity-based compensation expense	15,000	17,000	16,000
Pension settlement charge	4,000	4,500	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Loss on extinguishment of debt	2,000	3,000	2,500
Adjusted EBITDAre	$878,000	$910,000	$894,000

Hospitality segment:
Operating income	$519,500	$526,500	$523,000
Depreciation and amortization	268,000	276,000	272,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$797,000	$815,000	$806,000

Hospitality segment (same-store)(2)
Operating income	$484,500	$489,500	$487,000
Depreciation and amortization	234,000	240,000	237,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$728,000	$742,000	$735,000

JW Marriott Desert Ridge
Operating income	$35,000	$37,000	$36,000
Depreciation and amortization	34,000	36,000	35,000
Adjusted EBITDAre	$69,000	$73,000	$71,000

Entertainment segment:
Operating income	$74,750	$79,500	$77,125
Depreciation and amortization	36,500	39,500	38,000
Non-cash lease revenue	(250)	–	(125)
Preopening costs	4,500	5,500	5,000
Equity-based compensation	4,500	5,500	5,000
Adjusted EBITDAre	$120,000	$130,000	$125,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	4,000	4,500	4,250
Other gains and (losses), net	(5,000)	(4,500)	(4,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.

(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$270,500	$273,500	$272,000
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$271,500	$275,500	$273,500
Depreciation and amortization	306,500	318,000	312,250
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$565,500	$582,000	$573,750
Right-of-use asset amortization	–	500	250
Non-cash lease expense	2,750	4,000	3,375
Pension settlement charge	4,000	4,500	4,250
Loss on extinguishment of debt	2,000	3,000	2,500
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	12,500	14,000	13,250
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	9,000	10,250	9,625
Adjusted FFO available to common stockholders and unit holders	$592,250	$616,750	$604,500

Net income available to common stockholders per diluted share (2)	$4.10	$4.11	$4.11
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.98	$9.28	$9.13

Estimated weighted average shares outstanding - diluted (in millions) (2)	68.4	68.4	68.4
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	68.8	68.8	68.8

(1)	Includes JW Marriott Desert Ridge. Amounts are calculated based on unrounded numbers.

(2)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$270,500	$273,500	$272,000
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$280,500	$281,500	$281,000

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	68.4	68.4	68.4

Diluted income per share available to common stockholders	$4.10	$4.11	$4.11

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$592,250	$616,750	$604,500
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$618,250	$638,750	$628,500

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	68.8	68.8	68.8

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.98	$9.28	$9.13

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.